                                                                      EXHIBIT 16


                     CORPORATE BOND FUND -- CLASS A SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED AUGUST 31, 1996

                                                                                  (n)
Formula                                                                     P(1+T)         =  ERV
Including Payment of the Sales Charge
Net Asset Value..........................................................      $6.650
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................     $977.76      =  ERV
                                                                                              (n)
One year period ended 08/31/96...........................................           1      =
TOTAL RETURN FOR THE PERIOD..............................................      -2.22%      =  T
Excluding Payment of the Sales Charge
Net Asset Value..........................................................      $6.650
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,027.08      =  ERV
                                                                                              (n)
One year period ended 08/31/96...........................................           1      =
TOTAL RETURN FOR THE PERIOD..............................................       2.71%      =  T
                    TOTAL RETURN CALCULATION FIVE YEARS ENDED AUGUST 31, 1996
                                                                                  (n)
Formula..................................................................   P(1+T)         =  ERV
Including Payment of the Sales Charge
Net Asset Value..........................................................      $6.650
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,391.99      =  ERV
                                                                                              (n)
Five years ended 08/31/96................................................           5      =
TOTAL RETURN FOR THE PERIOD..............................................       6.84%      =  T
Excluding Payment of the Sales Charge
Net Asset Value..........................................................      $6.650
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,461.86      =  ERV
                                                                                              (n)
Five years ended 08/31/96................................................           5      =
TOTAL RETURN FOR THE PERIOD..............................................       7.89%      =  T
                              CORPORATE BOND FUND -- CLASS A SHARES
                     TOTAL RETURN CALCULATION TEN YEARS ENDED AUGUST 31, 1996
                                                                                  (n)
Formula                                                                     P(1+T)   ..    =  ERV
Including Payment of the Sales Charge
Net Asset Value..........................................................      $6.650
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $2,116.41      =  ERV
                                                                                              (n)
Ten years ended 08/31/96.................................................          10      =
TOTAL RETURN FOR THE PERIOD..............................................       7.78%      =  T
Excluding Payment of the Sales Charge
Net Asset Value..........................................................      $6.650
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $2,221.92      =  ERV
                                                                                              (n)
Ten years ended 08/31/96.................................................          10      =
TOTAL RETURN FOR THE PERIOD..............................................       8.31%      =  T

                    TOTAL RETURN CALCULATION INCEPTION THROUGH AUGUST 31, 1996
                                                                                  (n)
Formula..................................................................   P(1+T)         =  ERV
Including Payment of the Sales Charge
Net Asset Value..........................................................      $6.650
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $7,096.90      =  ERV
                                                                                              (n)
Inception through 08/31/96...............................................       24.94      =
TOTAL RETURN FOR THE PERIOD..............................................       8.17%      =  T
Excluding Payment of the Sales Charge
Net Asset Value..........................................................      $6.650
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $7,451.09      =  ERV
                                                                                              (n)
Inception through 08/31/96...............................................       24.94      =
TOTAL RETURN FOR THE PERIOD..............................................       8.39%      =  T
                              CORPORATE BOND FUND -- CLASS A SHARES
                       NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                                INCEPTION THROUGH AUGUST 31, 1996
Formula..................................................................     ERV - P      =  T
                                                                            ---------
                                                                                    P
Including Payment of the Sales Charge
Net Asset Value..........................................................      $6.650
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $7,096.90      =  ERV
TOTAL RETURN FOR THE PERIOD..............................................     609.69%      =  T
Excluding Payment of the Sales Charge
Net Asset Value..........................................................      $6.650
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................    $7451.09      =  ERV
TOTAL RETURN FOR THE PERIOD..............................................     645.11%      =  T

CORPORATE BOND FUND

    Formula                               Total Income           -          Total Expenses               6
Class A Shares     [((((            ------------------------------------------------------------    )+1)( ))-1)*2]   = SEC Yield
                                    Average Dividend Shares      X      Public Offering Price


                                         $1,067,553.00           -           $174,180.00                 6
Class A Shares     [((((            -------------------------------------------------------------   )+1)( ))-1)*2]   = 6.34%
                                         24,541,079.000          X              $6.98

                     CORPORATE BOND FUND -- CLASS B SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED AUGUST 31, 1996

                                                                                   n
Formula..................................................................   P(1+T)         =  ERV

Including Payment of the CDSC
Net Asset Value..........................................................      $6.642
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................     $980.22      =  ERV
                                                                                              (n)
One year period ended 08/31/96...........................................           1      =

TOTAL RETURN FOR THE PERIOD..............................................      -1.98%      =  T

Excluding Payment of the CDSC
Net Asset Value..........................................................      $6.642
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,018.49      =  ERV
                                                                                              (n)
One year period ended 08/31/96...........................................           1      =

TOTAL RETURN FOR THE PERIOD..............................................       1.85%      =  T

                    TOTAL RETURN CALCULATION INCEPTION THROUGH AUGUST 31, 1996

                                                                                   n
Formula..................................................................   P(1+T)         =  ERV
Including Payment of the CDSC
Net Asset Value..........................................................      $6.642
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,191.53      =  ERV
                                                                                              (n)
Inception through 08/31/96...............................................        3.93      =
TOTAL RETURN FOR THE PERIOD..............................................       4.56%      =  T
Excluding Payment of the CDSC
Net Asset Value..........................................................      $6.642
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,215.08      =  ERV
                                                                                              (n)
Inception through 08/31/96...............................................        3.93      =

TOTAL RETURN FOR THE PERIOD..............................................       5.08%      =  T

                              CORPORATE BOND FUND -- CLASS B SHARES

                       NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                                INCEPTION THROUGH AUGUST 31, 1996

Formula..................................................................     ERV - P
                                                                            ---------      =  T
                                                                                 P
Including Payment of the CDSC
Net Asset Value..........................................................      $6.642
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,191.53      =  ERV

TOTAL RETURN FOR THE PERIOD..............................................      19.15%      =  T

Excluding Payment of the CDSC
Net Asset Value..........................................................      $6.642
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,215.08      =  ERV

TOTAL RETURN FOR THE PERIOD..............................................      21.51%      =  T

CORPORATE BOND FUND

    Formula                    Total Income           -          Total Expenses         6
Class B Shares     [(((( --------------------------------------------------------- )+1 )  )-1 )*2 ]  =   SEC Yield
                         Average Dividend Shares      X      Public Offering Price



                               $174,595.00            -            $47,100.00           6
Class B Shares     [(((( --------------------------------------------------------- )+1 )  )-1 )*2 ]  =   5.81%
                               4,014,199.000           X              $6.64

                     CORPORATE BOND FUND -- CLASS C SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED AUGUST 31, 1996


                                                                                   n
Formula..................................................................   P(1+T)         =  ERV

Including Payment of the CDSC
Net Asset Value..........................................................      $6.639
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,010.42      =  ERV
                                                                                              (n)
One year period ended 08/31/96...........................................           1      =

TOTAL RETURN FOR THE PERIOD..............................................       1.04%      =  T

Excluding Payment of the CDSC
Net Asset Value..........................................................      $6.639
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,020.00      =  ERV
                                                                                              (n)
One year period ended 08/31/96...........................................           1      =

TOTAL RETURN FOR THE PERIOD..............................................       2.00%      =  T

                    TOTAL RETURN CALCULATION INCEPTION THROUGH AUGUST 31, 1996
                                                                                   n
Formula..................................................................   P(1+T)         =  ERV

Including Payment of the CDSC
Net Asset Value..........................................................      $6.639
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,089.01      =  ERV
                                                                                              (n)
Inception through 08/31/96...............................................        3.01      =

TOTAL RETURN FOR THE PERIOD..............................................       2.87%      =  T

Excluding Payment of the CDSC
Net Asset Value..........................................................      $6.639
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,089.01      =  ERV
                                                                                              (n)
Inception through 08/31/96...............................................        3.01      =

TOTAL RETURN FOR THE PERIOD..............................................       2.87%      =  T

      NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION INCEPTION THROUGH AUGUST 31, 1996

Formula..................................................................     ERV - P
                                                                            ---------      =  T
                                                                                    P
Including Payment of the CDSC
Net Asset Value..........................................................      $6.639
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,089.01      =  ERV

TOTAL RETURN FOR THE PERIOD..............................................       8.90%      =  T

Excluding Payment of the CDSC
Net Asset Value..........................................................      $6.639
Initial Investment.......................................................   $1,000.00      =  P
Ending Redeemable Value..................................................   $1,089.01      =  ERV

TOTAL RETURN FOR THE PERIOD..............................................       8.90%      =  T

CORPORATE BOND FUND

    Formula                               Total Income           -          Total Expenses             6
Class C Shares     [((((            ------------------------------------------------------------  )+1)( ))-1)*2]   = SEC Yield
                                    Average Dividend Shares      X      Public Offering Price



                                           $38,813.00            -            $10,449.00               6
Class C Shares     [((((            ------------------------------------------------------------  )+1)( ))-1)*2]   = SEC Yield
                                          890,896.000            X              $6.64

                              CORPORATE BOND FUND
                        CALCULATION OF DISTRIBUTION RATE
                          PERIOD ENDED AUGUST 31, 1996

                        CURRENT ANNUAL INCOME PER SHARE
                             CURRENT OFFERING PRICE

                                                                               $.480
Class A Shares..............................................................   ------     =   6.88%
                                                                               $6.98

                                                                               $.432
Class B Shares..............................................................   ------     =   6.51%
                                                                               $6.64

                                                                               $.432
Class C Shares..............................................................   ------     =   6.51%
                                                                               $6.64